Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UCP Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended November 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Siva Pillarisetty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2014	By:	/s/ Siva Pillarisetty
Siva Pillarisetty
Chief Financial Officer (Principal Financial Officer)